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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 1, 2003

                               ACTERNA CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 000-0748                         04-2258582
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          (Commission File Number)     (I.R.S. Employer Identification No.)

                          12410 MILESTONE CENTER DRIVE
                           GERMANTOWN, MARYLAND 20876

               (Address of Principal Executive Offices) (Zip Code)

                                 (240) 404-1550
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE.

           As previously disclosed, on May 6, 2003, Acterna Corporation (the "Company") and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case Nos. 12837 (BRL) through 12843 (BRL)). The Company and its domestic subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On August 1, 2003, the Debtors filed their Joint Plan of Reorganization (the "Plan") and the related Joint Disclosure Statement (the "Disclosure Statement") with the Court. The Debtors are asking the Court to approve the Disclosure Statement for circulation to its creditors and security holders, to solicit votes on whether to approve the Plan. The Disclosure Statement must be approved by the Court before it can be sent to creditors and security holders for their consideration. A copy of the Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

           On August 4, 2003, the Corporation announced that it had filed its Plan and that its Board of Directors had unanimously elected Grant Barber, the Company's controller, to the position of Chief Financial Officer, replacing John
D. Ratliff. A copy of the press release is attached as Exhibit 99.3 and incorporated by reference herein.

           This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

           Certain statements in this Current Report and the exhibits attached hereto are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that its assumptions made in connection with the forward-looking statements are reasonable, there can be no assurance that the Company's assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions, including the risk factors described in the Company's other Securities and Exchange Commission filings. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2003
                                            ACTERNA CORPORATION


                                            By:   /s/ Grant Barber
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                                                 Grant Barber
                                                 Corporate Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit No.                    Description
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      99.1         Debtors' Joint Plan of Reorganization.

      99.2         Debtors' Disclosure Statement.

      99.3 Press Release, dated August 4, 2003, entitled "Acterna Files Plan of Reorganization and Disclosure Statement."